[LOGO] M F S(SM)                                              Semiannual Report
INVESTMENT MANAGEMENT                                             June 30, 1997

MFS(R) UTILITIES SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

[Graphic omitted]

MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                               INVESTMENT ADVISER
A. Keith Brodkin*                      Massachusetts Financial Services Company
Chairman and President                 500 Boylston Street
                                       Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises           DISTRIBUTOR
(diversified holding company)          MFS Fund Distributors, Inc.
                                       500 Boylston Street
William R. Gutow                       Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management       INVESTOR SERVICE
Company                                MFS Service Center, Inc.
(Blockbuster Video franchise)          P.O. Box 2281
                                       Boston, MA 02107-9906
PORTFOLIO MANAGER
Maura A. Shaughnessy*                  For additional information,
                                       contact your financial adviser.
TREASURER
W. Thomas London*                      CUSTODIAN
                                       Investors Bank & Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                       AUDITORS
Ellen Moynihan*                        Deloitte & Touche LLP
James O. Yost*
                                       WORLD WIDE WEB
SECRETARY                              www.mfs.com
Stephen E. Cavan*
                                       [DALBAR   For the third year in a row,
ASSISTANT SECRETARY                    LOGO]     MFS earned a #1 ranking in the
James R. Bordewick, Jr.*                     DALBAR, Inc. Broker/Dealer Survey,
                                       Main Office Operations Service Quality
                                       Category. The firm achieved a 3.48
                                       overall score on a scale of 1 to 4 in
                                       the 1996 survey. A total of 110 firms
                                       responded, offering input on the
                                       quality of service they received from
                                       29 mutual fund companies nationwide.
                                       The survey contained questions about
                                       service quality in 15 categories,
                                       including "knowledge of phone service
                                       contacts," "accuracy of transaction
                                       processing," and "overall ease of
                                       doing business with the firm."

*Affiliated with the Investment Adviser

Dear Contract Owner:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus slight declines in other indicators such as average hourly wages and the corporate purchasing-managers index, we do not expect the rapid pace of growth seen in the first quarter of 1997 to continue. While second-quarter growth has slowed dramatically, we do expect the second half of the year to pick up once again with real (inflation-adjusted) growth centering around 2 1/2%.

    We have been surprised by the strength of the U.S. equity market in the first half of 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding MFS analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded MFS analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

    In the fixed-income markets, we have been encouraged by the Federal Reserve Board's decision to not raise short-term interest rates at its July meeting. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens in the second half of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

July 14, 1997

MFS UTILITIES SERIES

For the six months ended June 30, 1997, the Series provided a total return of 11.64%. This compares to a 2.31% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value-weighted, total return index of all utility stocks in the Standard & Poor's 500 Composite Index (the S&P 500). For the same period, the S&P 500, an unmanaged index of common stock total return performance, returned 20.60%.

    Although the Series has outperformed the Utility Index as well as the 7.80% return of the Lipper Utility Fund Index (an unmanaged index representing the largest utility funds) as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, the Utility Index continues to lag the overall market, primarily due to poor performance by electric-utility and long-distance telephone stocks.

    The Series remains overweighted in natural gas pipelines because these companies typically offer 10% to 15% growth in earnings per share, the leverage that comes with an environmentally friendly fuel, risk-management and marketing skills that the electric utilities need to acquire, and less regulatory risk than the other utility segments. Columbia Gas System, Inc. and KN Energy, Inc. are two of the Series' largest natural gas positions.

    The Series is market weighted in the domestic electric-utility sector. We continue to focus on companies with reasonable valuations that are low-cost providers in strong service territories and on companies that are positioning themselves to benefit from deregulation. The restructuring of the industry has been a positive for the electric utilities, which have dramatically underperformed the S&P 500 over the past several years.

    The Series remains underweighted in the domestic telecommunications sector due to uncertainty over the impact of competition. In addition, many of the large-capitalization companies need to build up their infrastructure, which would prove quite costly in the short term (AT&T is the best example). Worldcom, the nation's fourth-largest long-distance provider, is one of the Series' largest telecommunications positions because it offers what we regard as an aggressive management that is correctly positioning the company in this complex period.

    Twenty-four percent of the Series' assets are in the international markets due to what we see as their generally higher growth rates, better regulatory environments and, in some cases, very good valuations, albeit with higher risks. PowerGen, a U.K. electric-generating company, is one of the cheapest utilities in the world based on growth relative to its earnings and cash-flow generation. At the same time, Telecomunicacoes Brasileiras, the leading Brazilian phone company, enjoys an excellent combination of robust growth and restructuring potential.

Respectfully,

/s/ Maura A. Shaughnessy
Maura A. Shaughnessy
Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy joined MFS in 1991 as an equity analyst. A graduate of Colby College and the Amos Tuck School of Business of Dartmouth College, she was promoted to Assistant Vice President in 1992 and Vice President in 1993. She has managed MFS Utilities Series since 1995. Ms. Shaughnessy is a Chartered Financial Analyst (C.F.A.).

OBJECTIVE AND POLICIES

The Series' investment objective is to seek capital growth and current income above that available from a portfolio invested entirely in equity securities.

Commencement of investment operations: January 3, 1995.

PERFORMANCE SUMMARY

The information below illustrates the performance of MFS Utilities Series.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF JUNE 30, 1997

                                   6 Months            1 Year   Life of Series*
-------------------------------------------------------------------------------
Cumulative Total Return             +11.64%           +26.86%           +77.22%
-------------------------------------------------------------------------------
Average Annual Total Return            --             +26.86%           +25.83%
-------------------------------------------------------------------------------

* For the period from the commencement of the Series' investment operations, January 3, 1995, through June 30, 1997.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1997
Non-Convertible Bonds - 11.8%
-------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)          Value
-------------------------------------------------------------------------------
U.S. Bonds - 11.6%
  Entertainment - 0.2%
    Paramount Communications, Inc., 7.5s, 2002              $ 30    $    30,055
-------------------------------------------------------------------------------
  Financial Institutions - 1.0%
    Liberty Mutual Insurance Co., 8.2s, 2007##              $  5    $     5,326
    NGC Corp. Capital Trust, 8.316s, 2027##                  145        147,356
                                                                    -----------
                                                                    $   152,682
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.6%
    Boise Cascade Corp., 7.43s, 2005                        $ 15    $    15,066
    Georgia-Pacific Corp., 9.5s, 2022                        100        107,905
                                                                    -----------
                                                                    $   122,971
-------------------------------------------------------------------------------
  U.S. Government Guaranteed - 7.0%
    Government National Mortgage Assn., 8s, 2017            $ 14    $    14,421
    Government National Mortgage Assn., 8s, 2025              20         20,581
    Government National Mortgage Assn., 8.5s, 2026            73         76,049
    U.S. Treasury Notes, 5.875s, 1998                        196        195,939
    U.S. Treasury Notes, 6.625s, 2002                        750        756,795
    U.S. Treasury Notes, 6.625s, 2007                        100        100,828
    U.S. Treasury Bonds, 6.5s, 2026                           15         14,386
                                                                    -----------
                                                                    $ 1,178,999
-------------------------------------------------------------------------------
  Utilities - Electric - 1.2%
    Cleveland Electric Illumination Co., 9.375s, 2017       $ 13    $    13,558
    Commonwealth Edison Co., 7.625s, 2007                     40         40,102
    First PV Funding Corp., 10.15s, 2016                      25         26,351
    Long Island Lighting Co., 9s, 2022                        50         54,751
    Montana Power Co., 7.875s, 2026                           25         24,750
    System Energy Resources, 7.38s, 2000                      50         49,642
                                                                    -----------
                                                                    $   209,154
-------------------------------------------------------------------------------
  Utilities - Gas - 1.4%
    Coastal Corp., 7.42s, 2037                              $155    $   148,544
    Oryx Energy Co., 10s, 2001                                25         27,269
    Tennessee Gas Pipeline, 7.625s, 2037                      50         49,688
    Transcontinental Gas, 7.25s, 2026                         20         19,200
                                                                    -----------
                                                                    $   244,701
-------------------------------------------------------------------------------
  Other - 0.2%
    Delta Air Lines, Inc., 8.5s, 2002                       $ 25    $    26,392
-------------------------------------------------------------------------------
Total U.S. Bonds                                                    $ 1,964,954
-------------------------------------------------------------------------------
Foreign Bonds - 0.2%
  Canada - 0.1%
    Enersis S.A., 6.9s, 2006 (Computer Services)            $  5    $     4,844
    Fairfax Financial Holdings, 8.3s, 2026
      (Financial Institutions)                                 5          5,190
                                                                    -----------
                                                                    $    10,034
-------------------------------------------------------------------------------
  Chile - 0.1%
    Empresa Electric Del Norts, 7.75s, 2006
      (Utilities - Electric)##                              $ 20    $    19,640
-------------------------------------------------------------------------------
Total Foreign Bonds                                                 $    29,674
-------------------------------------------------------------------------------
Total Non-Convertible Bonds                                         $ 1,994,628
-------------------------------------------------------------------------------
Convertible Bonds - 1.8%
-------------------------------------------------------------------------------
    ADT Operations, Inc., 0s, 2010 (Utilities - Electric) $215 $ 174,150 Huaneng Power International, 1.75s, 2004
      (Utilities - Electric)##                               120        126,900
-------------------------------------------------------------------------------
Total Convertible Bonds                                             $   301,050
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,243,303)                           $ 2,295,678
-------------------------------------------------------------------------------
Stocks - 83.0%
-------------------------------------------------------------------------------
                                                         Shares
-------------------------------------------------------------------------------
U.S. Stocks - 58.9%
  Real Estate Investment Trust - 11.2%
    American General Hospitality Corp.                     2,900    $    71,775
    Beacon Properties Corp.                                5,400        180,225
    Boston Properties                                      3,100         85,250
    Boykin Lodging Co.                                     4,400        105,325
    Brandywine Realty Trust                                5,900        119,475
    Cornerstone Properties, Inc.                           4,100         63,038
    Felcor Suite Hotel, Inc.                               4,100        152,725
    First Industrial Realty Trust, Inc.                    2,600         76,050
    Hospitality Properties Trust                           2,300         70,438
    Innkeepers USA Trust                                   8,900        133,500
    Liberty Property Trust                                 2,400         59,700
    Mid-America Apartment Communities, Inc.                2,800         78,575
    National Health Investors, Inc.                        2,250         88,313
    Oasis Residential, Inc.                                2,900         68,150
    Shurgard Storage Center, Inc.                          1,300         36,400
    Sovran Self Storage, Inc.                              3,500        102,375
    Storage Trust Realty                                   6,000        159,000
    TriNet Corp. Realty Trust, Inc.                        4,000        132,250
    Winston Hotels, Inc.                                   7,300        109,956
                                                                    -----------
                                                                    $ 1,892,520
-------------------------------------------------------------------------------
  Utilities - Electric - 16.7%
    Central Hudson Gas & Electric Corp.                    3,100    $   106,756
    Cinergy Corp.                                          3,500        121,843
    CMS Energy Corp.                                       7,350        259,087
    Dominion Resources, Inc.                               2,200         80,575
    Duke Energy Corp.                                          1             40
    Edison International                                   4,000         99,500
    Florida Progress Corp.                                 4,500        140,906
    FPL Group, Inc.                                        2,000         92,125
    GPU, Inc.                                              2,700         96,862
    Illinova Corp.                                         5,600        123,200
    Long Island Lighting Co.                               4,900        112,700
    NIPSCO Industries, Inc.                                1,000         41,313
    Pinnacle West Capital Corp.                            8,200        246,513
    Portland General Corp.                                 7,400        293,688
    Public Service Co. of Colorado                         5,300        219,950
    Public Service Co. of New Mexico                      16,100        287,788
    Sierra Pacific Resources                              11,700        374,400
    Texas Utilities Co.                                    3,700        127,419
                                                                    -----------
                                                                    $ 2,824,665
-------------------------------------------------------------------------------
  Utilities - Gas - 17.8%
    Brooklyn Union Gas Co.                                 4,100    $   117,363
    Coastal Corp.                                          4,200        223,388
    Columbia Gas System, Inc.                              7,700        502,425
    Eastern Enterprises                                    1,500         52,031
    Energen Corp.                                          4,900        165,068
    Enron Oil & Gas Co.                                    5,800        105,125
    KN Energy, Inc.                                        5,800        244,325
    National Fuel Gas Co.                                  1,400         58,712
    NGC Corp.                                             17,700        273,243
    NICOR, Inc.                                            1,000         35,875
    ONEOK, Inc.                                            3,600        115,875
    Questar Corp.                                          4,500        181,687
    Sonat, Inc.                                            4,200        215,250
    Tejas Gas Corp.*                                       7,600        298,300
    Union Pacific Resources Group, Inc.                    3,200         79,600
    Utilicorp United, Inc.                                 6,700        195,138
    Western Gas Resources, Inc.                            4,000         78,000
    Williams Cos., Inc.                                    1,500         65,625
                                                                    -----------
                                                                    $ 3,007,030
-------------------------------------------------------------------------------
  Utilities - Telephone - 13.2%
    Ameritech Corp.                                        1,000    $    67,938
    BellSouth Corp.                                        3,000        139,125
    Brooks Fiber Properties, Inc.                          5,700        192,375
    Cellular Communications International, Inc.            4,000        134,000
    GTE Corp.                                              4,400        193,050
    Intermedia Communications, Inc.                        7,000        226,625
    LCI International, Inc.                               14,800        323,750
    NYNEX Corp.                                            4,500        259,312
    Qwest Communications International                     2,000         54,500
    SBC Communications, Inc.                               1,408         87,128
    US West, Inc.                                          6,300        237,431
    WorldCom, Inc.                                        10,070        322,240
                                                                    -----------
                                                                    $ 2,237,474
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $ 9,961,689
-------------------------------------------------------------------------------
Foreign Stocks - 24.1%
  Argentina - 2.3%
    Central Costenera, ADR (Utilities - Electric)##        3,200    $   112,013
    Telecom Argentina Stet - France Telecom
      S.A. (Utilities - Telephone)                         1,700         89,250
    Telefonica de Argentina, "B" (Utilities - Telephone)   5,600        193,900
                                                                    -----------
                                                                    $   395,163
-------------------------------------------------------------------------------
  Brazil - 6.4%
    Companhia Paranaense de Energia, "B",
      Preferred (Utilities - Electric)                    10,400    $   193,219
    Companhia Riograndense Telecom, "A",
      Preferred (Utilities - Telephone)                  126,500        191,542
    Companhia de Electricidade do Estado da
      Bahia - COELBA (Utilities - Electric)                2,700        248,556
    Light - Servicos de Electricidade S.A.
      (Utilities - Electric)                                 200         96,609
    Telecomunicacoes Brasileiras S.A., ADR
      (Utilities - Telephone)                              2,300        349,025
                                                                    -----------
                                                                    $ 1,078,951
-------------------------------------------------------------------------------

Foreign Stocks - continued
  Canada - 1.1%
    BCE, Inc. (Utilities - Telephone)                      6,600    $   184,800
-------------------------------------------------------------------------------
  Chile - 2.3%
    Chilectra S.A., ADR (Utilities - Electric)            10,000    $   287,807
    Empresa Nacional Electricidad S.A., ADR
      (Utilities - Electric)                               4,500        101,531
                                                                    -----------
                                                                    $   389,338
-------------------------------------------------------------------------------
  Greece - 0.5%
    Hellenic Telecommunication Organization
      S.A. (Utilities - Telephone)                         3,500    $    82,249
-------------------------------------------------------------------------------
  Hong Kong - 0.4%
    Asia Satellite Telecommunications Holdings
      Ltd. (Utilities - Telephone)                        21,000    $    64,376
-------------------------------------------------------------------------------
  Indonesia - 0.5%
    PT Indosat (Utilities - Telephone)                     2,700    $    80,831
-------------------------------------------------------------------------------
  Italy - 2.2%
    Stet Societa Finanziaria Telefonica S.p.A.
      (Utilities - Telephone)                             13,300    $    77,383
    Telecom Italia S.p.A., Saving Shares
      (Utilities - Telephone)                             80,400        143,643
    Telecom Italia S.p.A., Saving Shares
      (Utilities - Telephone)                             75,000        148,320
                                                                    -----------
                                                                    $   369,346
-------------------------------------------------------------------------------
  Peru - 1.1%
    Telefonica del Peru S.A., ADR (Utilities -
      Telephone)                                           6,000    $   157,125
    Telefonica del Peru S.A., "B" (Utilities -
      Telephone)                                          14,500         38,641
                                                                    -----------
                                                                    $   195,766
-------------------------------------------------------------------------------
  Portugal - 1.4%
    Portugal Telecom S.A. ADR (Utilities - Telephone)      2,500    $   100,313
    Portugal Telecom S.A. (Utilities - Telephone)          1,200         48,467
    Telecel-Comunicacaoes Pessoais S.A.
      (Utilities - Telephone)                              1,100         91,359
                                                                    -----------
                                                                    $   240,139
-------------------------------------------------------------------------------
  Spain - 0.7%
    Iberdrola S.A. (Utilities - Electric)                 10,300    $   130,264
-------------------------------------------------------------------------------
  United Kingdom - 5.2%
    Cable & Wireless PLC, ADR (Utilities - Telephone)      6,200    $   173,213
    National Grid Group PLC (Utilities - Electric)        48,000        173,352
    National Power PLC (Utilities - Electric)             19,400        168,469
    PowerGen PLC (Utilities - Electric)                   20,300        241,227
    Teleport Communications Group, Inc., "A",
      ADR (Utilities - Telephone)                          3,400        116,025
                                                                    -----------
                                                                    $   872,286
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $ 4,083,509
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $12,698,727)                         $14,045,198
-------------------------------------------------------------------------------
Convertible Preferred Stocks - 0.4%
-------------------------------------------------------------------------------
    AES Corp., 5.375% (Utilities - Electric)               1,100    $    64,762
    Cointel, 7%, Prides (Utilities - Telephone)##            100          6,550
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $60,775)       $    71,312
-------------------------------------------------------------------------------
Short-Term Obligations - 3.5%
-------------------------------------------------------------------------------
                                                Principal Amount
                                                   (000 Omitted)
-------------------------------------------------------------------------------
  Federal National Mortgage Assn., due 7/09/97              $100    $    99,863
  Student Loan Marketing Assn., due 7/31/97                  500        497,385
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                     $   597,248
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $15,600,053)                    $17,009,436
Other Assets, Less Liabilities - (0.5)%                                 (96,489)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $16,912,947
-------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
----------------------------------------------------------------------------
June 30, 1997
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $15,600,053)           $17,009,436
  Cash                                                                 9,435
  Receivable for Series shares sold                                  332,211
  Receivable for investments sold                                    114,674
  Interest and dividends receivable                                   92,174
  Receivable from investment adviser                                   3,617
  Deferred organization expenses                                       4,624
  Other assets                                                           213
                                                                 -----------
      Total assets                                               $17,566,384
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $   412,161
  Payable for investments purchased                                  233,921
  Payable to affiliates -
    Management fee                                                     1,040
  Accrued expenses and other liabilities                               6,315
                                                                 -----------
      Total liabilities                                          $   653,437
                                                                 -----------
Net assets                                                       $16,912,947
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $14,747,790
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   1,409,338
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                548,910
  Accumulated undistributed net investment income                    206,909
                                                                 -----------
      Total                                                      $16,912,947
                                                                 ===========
Shares of beneficial interest outstanding                         1,108,841
                                                                  =========
Net asset value per share
  (net assets of $16,912,947 / 1,108,841 shares of beneficial
  interest outstanding)                                            $15.25
                                                                   ======
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Six Months Ended June 30, 1997
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $  190,967
    Interest                                                            82,110
    Foreign taxes withheld                                              (3,186)
                                                                    ----------
      Total investment income                                       $  269,891
                                                                    ----------
  Expenses -
    Management fee                                                  $   47,242
    Shareholder servicing agent fee                                      2,230
    Trustees' compensation                                               1,017
    Administrative fee                                                     700
    Auditing fee                                                         9,857
    Custodian fee                                                        4,660
    Printing                                                             1,850
    Amortization of organization expenses                                  911
    Legal fee                                                              180
    Miscellaneous                                                          446
                                                                    ----------
      Total expenses                                                $   69,093
    Fees paid indirectly                                                  (483)
    Preliminary reduction of expenses by investment adviser             (5,628)
                                                                    ----------
      Net expenses                                                  $   62,982
                                                                    ----------
        Net investment income                                       $  206,909
                                                                    ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $  551,851
    Foreign currency transactions                                       (1,125)
                                                                    ----------
        Net realized gain on investments and foreign currency
          transactions                                              $  550,726
                                                                    ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $  798,238
    Translation of assets and liabilities in foreign currencies           (142)
                                                                    ----------
        Net unrealized gain on investments and foreign currency
          translation                                               $  798,096
                                                                    ----------
          Net realized and unrealized gain on investments and
            foreign currency                                        $1,348,822
                                                                    ----------
            Increase in net assets from operations                  $1,555,731
                                                                    ==========
See notes to financial statements

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                         Six Months Ended             Year Ended
                                                            June 30, 1997      December 31, 1996
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   206,909            $   221,508
  Net realized gain on investments and foreign
    currency transactions                                        550,726                563,063
  Net unrealized gain on investments and foreign
    currency translation                                         798,096                375,250
                                                             -----------            -----------
    Increase in net assets from operations                   $ 1,555,731            $ 1,159,821
                                                             -----------            -----------
Distributions declared to shareholders -
  From net investment income
                                                             $      --              $  (219,486)
  From net realized gain on investments and
    foreign currency transactions                                   --                 (565,934)
  In excess of net realized gain on investments
    and foreign currency transactions                               --                   (3,558)
                                                             -----------            -----------
    Total distributions declared to shareholders
                                                             $      --              $  (788,978)
                                                             -----------            -----------
Series share (principal) transactions -
  Net proceeds from sale of shares                           $ 9,042,199            $10,713,267
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                --                  788,907
  Cost of shares reacquired                                   (3,257,124)            (4,674,045)
                                                             -----------            -----------
    Increase in net assets from Series share
      transactions                                           $ 5,785,075            $ 6,828,129
                                                             -----------            -----------
      Total increase in net assets                           $ 7,340,806            $ 7,198,972
Net assets:
  At beginning of period                                       9,572,141              2,373,169
                                                             -----------            -----------
  At end of period (including accumulated
    undistributed net investment income of
    $206,909 and $0, respectively)                           $16,912,947            $ 9,572,141
                                                             ===========            ===========

See notes to financial statements

Financial Highlights

-------------------------------------------------------------------------------------------------------------
                                    Six Months Ended                  Year Ended                 Period Ended
                                       June 30, 1997           December 31, 1996           December 31, 1995*
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $13.66                      $12.57                       $10.00
                                              ------                      ------                       ------
Income from investment operations# -
  Net investment income(S)                    $ 0.23                      $ 0.55                       $ 0.39
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                1.36                        1.78                         3.00
                                              ------                      ------                       ------
      Total from investment operations        $ 1.59                      $ 2.33                       $ 3.39
                                              ------                      ------                       ------
Less distributions declared to shareholders -
  From net investment income
                                              $  --                       $(0.35)                      $(0.24)
  From net realized gain on investments and
    foreign currency transactions                --                        (0.88)                       (0.58)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --                        (0.01)                        --
                                              ------                      ------                       ------
      Total distributions declared to
       shareholders                           $  --                       $(1.24)                      $(0.82)
                                              ------                      ------                       ------
Net asset value - end of period               $15.25                      $13.66                       $12.57
                                              ======                      ======                       ======
Total return                                  11.64%++                    18.51%                       33.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                     1.00%+                      1.00%                        1.00%+
  Net investment income                        3.27%+                      4.19%                        3.66%+
Portfolio turnover                               66%                        121%                          94%
Average commission rate###                   $0.0345                     $0.0416                         --
Net assets at end of period
(000 omitted)                                $16,913                      $9,572                       $2,373

  * For the period from the commencement of the Series investment operations, January 3, 1995, through
    December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
    Net investment income                     $ 0.22                      $ 0.32                       $ 0.17
    Ratios (to average net assets):
      Expenses##                               1.10%+                      2.75%                        3.08%+
      Net investment income                    3.17%+                      2.44%                        1.62%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Series (the Series) is a non-diversified series of MFS(R) Variable Insurance Trust (the Trust) which is comprised of the following 12 series:
MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Strategic Fixed Income Series, MFS(R) Total Return Series, MFS Utilities Series, MFS(R) Value Series and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1997, there were 16 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $123,019.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net assets, provided that the administrative fee is not assessed on the Series' assets that exceed $3 billion.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      Purchases           Sales
-------------------------------------------------------------------------------
U.S. government securities                          $ 1,127,274      $  852,735
                                                    ===========      ==========
Investments (non-U.S. government securities)        $12,806,036      $7,140,974
                                                    ===========      ==========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $15,600,053
                                                                    ===========
Gross unrealized appreciation                                       $ 1,602,024
Gross unrealized depreciation                                          (192,641)
                                                                    -----------
  Net unrealized appreciation                                       $ 1,409,383
                                                                    ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                        Six Months Ended June 30, 1997     Year Ended December 31, 1996
                                       -------------------------------  -------------------------------
                                             Shares            Amount         Shares            Amount
-------------------------------------------------------------------------------------------------------
Shares sold                                 636,790       $ 9,042,199        809,814       $10,713,267
Shares issued to shareholders in
 reinvestment of distributions                 --               --            57,710           788,907
Shares reacquired                          (228,516)       (3,257,124)      (355,735)       (4,674,045)
                                            -------       -----------        -------       -----------
  Net increase                              408,274       $ 5,785,075        511,789       $ 6,828,129
                                            =======       ===========        =======       ===========

(6) Line of Credit
The Series and other affiliated Funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1997, was $73.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of June 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 1996 and financial highlights for the six months then ended, the year ended December 31, 1996, and the period from January 3, 1995 (commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Utilities Series at June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 1, 1997



                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street,
Boston, MA 02116-3741                                             VUF-3 8/97 16M